                                                                    Exhibit 10.8

       Membership Investment Agreement (the "Agreement"), dated as of September 7, 1999, by and among Pharma Marketing, LLC, a Delaware limited liability company (the "Company") and Mediconsult.com, Inc., a Delaware corporation ("Investor").
       -----------------------------------------------------------

     Investor desires to purchase from the Company, and the Company desires to sell and issue to Investor, a membership interest in the Company constituting 35% of the aggregate membership interests in the Company (the "Purchased Interest"), on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and agreements herein contained, and of other good and valuable consideration now contributed by Investor to the Company (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE I
                                   ---------

                                  INVESTMENT
                                  ----------

     1.1.  Investment.  On the terms and subject to the conditions set forth
           ----------
herein at the Closing (as defined below), the Company shall issue to Investor, and Investor shall purchase from the Company, the Purchased Interest.

     1.2.  Contribution. In exchange for the Purchased Interest, Investor shall
           ------------
contribute to the Company (i) US$1,250,000 (the "Cash Contribution") and (ii) cash equal to 200,000 multiplied by the closing price of the common stock of Mediconsult.com, Inc. on September 7, 1999, as reported on the Nasdaq Market System (the "Additional Cash Contribution").

     1.3.  Membership Interest.  The rights and obligations of Investor as a
           -------------------
member of the Company and the owner of the Purchased Interest shall be as set forth in the Operating Agreement of the Company in, the form of Exhibit A
                                                                ---------
attached hereto (the "Operating Agreement").

                                   ARTICLE II
                                   ----------

                   CLOSING; DELIVERIES; CONDITIONS PRECEDENT

     2.1.   Closing.
            -------

           (a) The Closing.  The Closing under this Agreement (the "Closing")
               -----------
shall take place at the offices of Investor's counsel, Howard, Smith & Levin, LLP, 1330 Avenue of the Americas, New York, New York, at 10:00 a.m., local time, on September 7, 1999, or such other date, place or time as the parties hereto shall mutually agree upon (the date of the Closing being called the "Closing Date").

           (b) Proceedings.  All proceedings to be taken and all documents to be
               -----------
executed and delivered by the parties at the Closing shall be deemed to have been taken and executed simultaneously and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

     2.2.  The Company's Deliveries.  At the Closing, the Company shall deliver
           ------------------------
to Investor:

           (a) Operating Agreement.  The Operating Agreement duly executed by
               -------------------
each member party thereto (other than Investor);

           (b) Service Agreement.  The Service Agreement, in the form of
               -----------------
Exhibit B attached hereto, duly executed by the Company (the "Service
---------
Agreement");

           (c) Employment Agreements.  The employment agreement between the
               ---------------------
Company and Timothy J. McIntyre (the "Employee"), in substantially the form of Exhibit C attached hereto (the "Employment Agreement"), executed by the Company
---------
and the Employee;

           (d) Subscription Agreement.  The Subscription Agreement, in the
               ----------------------
form of Exhibit D attached hereto (the "Subscription Agreement"), duly executed by the Company, subscribing to 200,000 shares (the "Investor Shares") of common stock, par value $0.001 per share, of Investor (the "Common Stock");

           (e) Formation.  Certified copy of the Certificate of Formation for
               ---------
the Company, as filed with the appropriate officials of the State of Delaware;

           (f) Other.  All other documents required by the terms of this
               -----
Agreement to be delivered to Investor at the Closing.

     2.3.  Investor's Deliveries.  At the Closing, Investor will deliver to the
           ---------------------
Company:

          (a)  Cash Contribution.  The Cash Contribution and the Additional Cash
               -----------------
Contribution in immediately available funds by certified check or wire transfer to an account specified by the Company, in writing, at least two days prior to the Closing;

          (b)  Service Agreement.  The Service Agreement duly executed by
               -----------------
Mediconsult.com, Ltd. ("Limited");

          (c) Other.  All other documents required by the terms of this
              -----
Agreement to be delivered to the Company at the Closing.

     2.4.  Further Assurances.  At any time and from time to time after the
           ------------------
Closing, at Investor's request, and without further consideration, the Company will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation, and take such actions, as Investor may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Investor, and to confirm Investor's title to the Purchased Interest, and to assist Investor in exercising all rights with respect thereto.

     2.5.  Investor's Conditions Precedent.  The obligations of Investor under
           -------------------------------
this Agreement to proceed with the transactions contemplated hereby are, at the option of Investor

(unless waived in writing by Investor), in its sole discretion, subject to the fulfillment of the following conditions at or prior to the Closing, and the Company shall use commercially reasonable efforts to cause each such condition to be fulfilled:

           (a) Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in this Agreement, any Schedules and Exhibits hereto and/or any certificates or documents delivered in connection with this Agreement shall be true and correct when made, and shall also be true and correct at the time of Closing with the same force and effect as though such representations and warranties were made at that time, except for changes expressly permitted by this Agreement;

           (b) Covenants.  Each covenant, agreement, delivery (including,
               ---------
without limitation, all deliveries required to be made by the Company pursuant to Section 2.2) and obligation required by the terms of this Agreement to be complied with and performed by the Company at or prior to the Closing shall have been duly and properly complied with and performed; and

           (c) Consents.  All consents necessary in connection with the
               --------
consummation of the transactions contemplated herein, or which have been reasonably requested by Investor to be obtained prior to the Closing, shall have been obtained by the Company, and there shall have been delivered to Investor executed counterparts reasonably satisfactory in form and substance to Investor of such consents.

     2.6.  The Company's Conditions Precedent.  The obligations of the Company
           ----------------------------------
under this Agreement to proceed with the transactions contemplated hereby are, at the option of the Company, subject to the fulfillment of each of the following conditions at or prior to the Closing, and Investor shall use commercially reasonable efforts to cause each such condition to be fulfilled:

           (a) Representations and Warranties.  The representations and
               ------------------------------
warranties of Investor contained in this Agreement or any certificates or documents delivered by it to the Company in connection with this Agreement shall be true and correct when made, and shall also be true and correct at the time of the Closing with the same force and effect as though such representations and warranties were made at that time, except for changes expressly permitted by this Agreement; and

           (b) Covenants.  Each covenant, agreement, delivery (including,
               ---------
without limitation, all deliveries required to be made by the Company pursuant to Section 2.3) and obligation required by the terms of this Agreement to be complied with and performed by Investor at or prior to the Closing shall have been duly and properly complied with and performed.

     2.7.  Conditions Antecedent.  The obligations of Investor under this
           ---------------------
Agreement are, at the option of Investor (unless waived in writing by Investor), in its sole discretion, subject to the payment by the Company of the subscription price for the Investor Shares in accordance with the terms of the Subscription Agreement. The obligations of the Company under this Agreement are, at the option of the Company (unless waived in writing by the Company), in its sole discretion, subject to the issuance to the Company of a certificate or certificates representing the Investor Shares; provided that the Company shall have paid the subscription price therefor in accordance with the Subscription Agreement. If either party's condition antecedent has not occurred by the close of business on the second business day following the Closing Date, such party shall have the right to terminate this Agreement upon notice to the other, in which event the Cash Contribution and (if the subscription price has not been paid) the Additional Cash Contribution shall be returned to the Investor and neither party shall have any further obligation with respect to the Company Agreements (as defined).

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to Investor as follows:

     3.1.  Organization; Standing and Power.    The Company is a limited
           --------------------------------
liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     3.2. Authority.  The Company has all requisite company power and authority
          ---------
to enter into this Agreement (including each Exhibit and Schedule to this Agreement), the Operating Agreement, the Employment Agreements and the Service Agreement (collectively, the "Company Agreement") and to carry out the transactions contemplated hereby and thereby. The execution and delivery of the Company Agreements, the performance by the Company of its obligations under such agreements, and the issuance to Investor of the Purchased Interest have each been duly and validly authorized by all necessary company action and no other proceedings on the part of the Company are necessary to authorize the execution, delivery or performance by the Company of the Company Agreements. This Agreement constitutes, and, when executed and delivered at the Closing, each other Company Agreement, will constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     3.3. No Conflicts.  The execution, delivery and performance of the Company
          ------------
Agreements, the issuance of the Purchased Interest and the consummation of the transactions contemplated hereby and thereby, will not, with or without the giving of notice or the passage of time, or both, (a) result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause or permit acceleration under, any agreement or instrument or any debt or obligation to which the Company is a party or to or by which the Company or any of its assets or property is subject or bound, (b) require the consent, authorization or approval of any other person or any party to any agreement or commitment to which such the Company is a party, or to or by which the Company is subject or bound, (c) result in the creation or imposition of any security interests, liens, pledges, charges, escrows, options, rights of first refusal, encumbrances, agreements, arrangements, commitments or other claims of any kind or character (collectively, "Liens") upon the Company or any asset of the Company, (d) violate any law, rule or regulation or any order, judgment, decree or award of any court, governmental authority or arbitrator to or by which the Company is subject or bound or (e) violate the Articles of Organization of the Company, the Operating Agreement or any other governing or organizational document of the Company.

     3.4. Subsidiaries and Other Ventures.  The Company does not own, directly
          -------------------------------
or indirectly, any equity interest in any corporation, partnership, joint venture, limited liability company, association or other entity.

     3.5. Indebtedness of the Company.  The Company has no indebtedness or
          ---------------------------
liability other than as contemplated by the Company Agreements.

     3.6. Business Activities.  The Company has not engaged in any business,
          -------------------
other than as contemplated by the Company Agreements.

     3.7. Status of Purchased Interest.  The Purchased Interest has been duly
          ----------------------------
authorized by all necessary company action on the part of the Company and upon issuance and sale thereof to Investor and payment of the Purchase Price therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable. Upon payment of the Purchase Price, Investor shall acquire good and valid title in and to the Purchase Interest, free and clear of all Liens.

     3.8. Capitalization.  As of the Closing and upon due execution by all
          --------------
members of the Operating Agreement, (i) the Purchased Interest shall represent 35% of the aggregate membership interests in the Company, (ii) Timothy McIntyre shall own the remaining 65% of the membership interests in the Company and (iii) the Company shall have no other members.

     3.9. Employees.  As of the Closing, the Company will not have any employees
          ---------
other than the Employee.

     3.10.  Title to Assets.  As of the Closing, the Company will have good and
            ---------------
marketable title to its assets, free and clear of all Liens, except as contemplated in the Company Agreements.

     3.11.  Purchase of Membership Interest by McIntyre.  Prior to or at the
            -------------------------------------------
Closing, Timothy McIntyre has purchased from the Company, and the Company has issued to him, a 65% membership interest therein.

     3.12.  Investment Representation.
            -------------------------

          (a) Each of the Company and its members (other than Investor) has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Investor Shares to be issued and delivered in connection herewith. Each of the Company and its members (other than Investor) is capable of bearing the economic risks of such investment, has no present intention of distributing or selling any of the Investor Shares in any manner inconsistent with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the Investor Shares have not been registered under the Securities Act and that offers, sales, transfers or other dispositions of the Investor Shares are restricted by the Securities Act, applicable state securities laws and this Agreement. In this regard, each of the Company and its members are familiar with Securities and Exchange Commission Rule 144 ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          (b) Each of the Company's members (other than Investor) is an "accredited investor" as defined for purposes of Regulation D under the Securities Act.

          (c) The Investor Shares being acquired are being acquired by the Company in good faith, solely for the Company's own account, for investment purposes only, and are not being purchased with a view to or for resale, distribution, subdivision or fractionalization thereof (other than by way of distribution to its members); other than as provided in the Company Agreements, the Company has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person or persons to sell, transfer or pledge or to hold for any persons the Investor Shares, or any part thereof, and the Company has no present plans to enter into any such contract, undertaking, agreement or arrangement; and the Company understands that no federal or state agency has passed upon or made any recommendation or endorsement of Investor or its stock and that Investor is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Company in offering the Investor Shares to the Company without having first registered the same under the Securities Act;

          (d) Each of the Company and its members (other than Investor) has received copies of Investor's recent filings with the United States Securities and Exchange Commission (the "SEC"), including its annual report on Form 10-K last filed with the SEC and quarterly reports on Form 10-Q filed thereafter.
The Company, its members or the Company's representative has had access to information concerning Investor, and has had the opportunity to ask questions of and receive answers from Investor and its appropriate officers concerning the terms and conditions of the transactions contemplated hereby, including the business and financial conditions of Investor and other matters pertaining to the Investor Shares, and to obtain therefrom any additional information necessary to make an informed decisions regarding investment in the Investor Shares.

                                   ARTICLE IV
                                   ----------

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR
                   ------------------------------------------

          4.1. Representations and Warranties.  Investor hereby warrants and
               -------------------------------
represents to the Company as follows:

            (a) Organization.  Investor is a corporation duly organized, validly
                ------------
existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and is entitled to own, lease and operate its properties and to carry on its business as and in the places such properties are now owned, leased or operated and where such business is presently conducted.

            (b) Authority.  Investor has full corporate power and corporate
                ---------
authority to enter into this Agreement, this Agreement has been duly authorized, executed and delivered by Investor, and constitutes the legal, valid and binding obligation of Investor, enforceable in accordance with its terms.

            (c) No Conflicts.  The execution, delivery and performance by
                ------------
Investor of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or violate any provision of the Certificate of Incorporation or By-Laws of Investor, with or without the giving of notice or the passage of time, or both, result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or cause or permit acceleration under, any agreement or instrument or any debt or obligation to which Investor is a party or to or by which it or any of its assets is subject or bound, or result in the loss or adverse modification of any lease, license, franchise, or other authorization granted to or otherwise held by Investor, require the consent of any party to any agreement or commitment to which Investor is a party, or to or by which it is subject or bound, result in the creation or imposition of any Lien upon any of the assets of Investor, or violate any law, rule or regulation or any order, judgment, decree or award of any court, governmental authority or arbitrator to or by which Investor is subject or bound.

            (d) Shares.  The Investor Shares have been duly authorized and, when
                ------
issued and delivered to the Company as provided in this Agreement at the time of the Closing, will be validly issued and outstanding and fully paid and non-assessable, free and clear of all Liens and restrictions on transfer, other than the resale restrictions described in Article VI of this Agreement and in the other Company Agreements, and arising under the securities laws and will have been issued in compliance with all applicable federal and state securities laws;


                                   ARTICLE V

                                INDEMNIFICATION
                                ---------------

     5.1. Obligation to Indemnify.
          -----------------------

          (a) On the terms and subject to the limitations set forth herein, Investor hereby assumes and agrees to save, indemnify, defend and hold harmless the Company and its affiliates, members, managers, officers, employees and other agents and representatives (collectively the "Company Indemnified Parties") from and against, and shall on demand reimburse the Company Indemnified Parties for:

            (i) any and all loss, liability, damage or deficiency suffered or incurred by the Company Indemnified Parties by reason of any misrepresentation or breach of warranty by Investor or nonfulfillment of any covenant or agreement to be performed or complied with by Investor under this Agreement or in any agreement, certificate, document or instrument executed by Investor and delivered to the Company pursuant to or in connection with this Agreement; and

            (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including reasonable attorneys' fees, incident to any of the foregoing, or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 5.1(a).

          (b) On the terms and subject to the limitations set forth herein, the Company hereby assumes and agrees to save, indemnify and hold harmless Investor and its affiliates, directors, officers, employees and other agents and representatives (collectively, the "Investor Indemnified Parties") from, against and in respect of, and shall on demand reimburse Investor Indemnified Parties for:

            (i) any and all loss, liability, damage or deficiency suffered or incurred by the Investor Indemnified Parties or by reason of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement to be performed or complied with by the Company (other than any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement arising solely from the act or omission of Investor) or any of its members (other than

Investor) under this Agreement or any agreement, certificate, document or instrument executed by any Company and delivered to Investor pursuant to or in connection with this Agreement; and

            (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable attorneys' fees, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing any of the obligations under this Section 5.1(b).

     5.2. Limitations.
          -----------

          (a) No party hereto shall have an indemnification obligation pursuant to this Article V in respect of any representation, warranty or covenant unless such party shall have received from the party seeking indemnification written notice of the existence of the claim for or in respect of which indemnification in respect of such representation, warranty or covenant is sought. Such notice shall set forth with reasonable specificity the basis under this Agreement, and the facts that otherwise form the basis, of such claim, an estimate of the amount of such claim (which estimate shall not be conclusive of the final amount of such claim) and an explanation of the calculation of such estimate, including a statement of any significant assumptions employed therein, and the date on and manner in which the party delivering such notice became aware of the existence of such claim.

          (b) Any payment under this Article V required to be made by the Company may, in the discretion of the Company, be made at the option of the Company in either cash or in Common Stock. For purposes of making such payment, the Common Stock shall be valued at the closing price on the Closing Date.

          (c) Notwithstanding anything to the contrary contained in this Agreement, no party shall be required hereunder to indemnify or hold harmless any other party against damages or other losses until such time as the aggregate amount of all damages, or other losses shall exceed $50,000 (the "Liability Threshold"), at which time the indemnifying party shall be responsible without regard to such threshold; provided, further, however, that the maximum aggregate liability of either party under this Agreement shall not exceed the total amount of the initial investment. All damage and losses shall be calculated on an actual out-of-pocket basis net of actual insurance reimbursements, condemnation proceeds, tax benefits and other offsetting payments or benefits associated with the specific loss, liability or damage asserted with respect to such claim, actually received by Investor, whether such receipt occurs before or after the date the indemnification claim is made. No party shall unreasonably refuse to seek such insurance reimbursements or other offsetting payments or benefits.

     5.3. Investor's Option to Purchase Investor Shares. Upon the Company's
          ---------------------------------------------
failure to pay in full, in cash or in shares of Common Stock pursuant to Section 5.2(b), any obligation owed to any Investor Indemnified Party pursuant to
Section 5.1(b), which failure shall not have been cured by the Company within 10 days' written notice thereof, Investor shall have the option to purchase (each an "Investor Option") from the Company, any party to whom the Company has transferred any of the Investor Shares and any transferee therefrom, a number of Investor Shares equal to the amount owed by the Company under Section 5.1(b) for a purchase price of $0.001 per share of such Common Stock. For purposes of calculating the number of shares that Investor is entitled to so purchase, the Investor Shares shall be valued at the last reported sale price as reported by the Nasdaq Market of the Common Stock on the Closing Date. Upon the exercise of a Investor Option, each holder of such Investor Shares shall have the obligation to sell, or to cause any transferee thereof to sell, the requisite number of Investor Shares to Investor at the purchase price specified above; provided that Investor shall use commercially reasonable efforts to exercise the Investor Option on a pro rata
                                                                     --- ----
basis as among all holders such that the proportion of Common Stock so purchased by Investor is proportionate to such holder's percentage of the total Investor Shares. The Investor Option shall not apply to any Investor Shares that are transferred by any holder pursuant to Sections 6.3(b), 6.4 or 6.15 hereof. Prior to its transfer of any Investor Shares, the Company shall inform any transferee (and any transferee shall be obligated to notify any successor transferee) of Investor's rights under this Section 5.3.

                                   ARTICLE VI
                                   ----------

        RESTRICTIONS ON TRANSFER; REGISTRATION UNDER THE SECURITIES ACT
        ---------------------------------------------------------------

          6.1. Restrictions on Transfer.  The Investor Shares delivered pursuant
               ------------------------
hereto shall not be transferable except (a) pursuant to Section 5.4 hereof, (b) by the Company as a distribution to a member of the Company or by a member of the Company to another member, in each case pursuant to the terms of the Operating Agreement and so long as such distribution or other transfer does not require registration under the Securities Act, (c) pursuant to Rule 144, (d) pursuant to an effective registration statement filed in accordance with this Agreement, (e) to Limited pursuant to the Service Agreement and (f) as to not more than 100,000 Investor Shares, provided that the events have occurred that would permit the registration of such Investor Shares pursuant to Section 6.15, and that the Company is in compliance with its obligations under the Service Agreement and such agreement is in full force and effect, in a transaction not requiring registration under the Securities Act. Except as otherwise provided therein, each transfer permitted under this Section 6.1 shall satisfy the conditions specified in Section 6.3, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Company and each permitted transferee of any Investor Shares, other than a transferee (an "Exempt Transferee") who purchases (i) in accordance with the provisions of Section 6.4 or 6.15 pursuant to an effective registration statement satisfying the requirements of the Securities Act or (ii) pursuant to Rule 144 under the Securities Act, (the Company and each such transferee being referred to herein as a "Holder") will cause any proposed transferee (other than an Exempt Transferee) of any Investor Shares held by such Holder to agree to take and hold such Investor Shares subject to the provisions and upon the conditions specified in this Article.

          6.2. Restrictive Legend.  Each certificate for the Investor Shares
               ------------------
delivered pursuant hereto to the Company or as may be transferred by a Holder pursuant to the terms hereof to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 6.3, 6.4 or 6.15) include a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATION THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE AGREES TO COMPLY IN ALL RESPECTS WITH SECTION 5.3 AND ARTICLE VI OF THE MEMBERSHIP INVESTMENT AGREEMENT DATED AS OF SEPTEMBER 7, 1999, IN RELATION TO WHICH THESE SHARES WERE ISSUED. COPIES OF SUCH PROVISIONS MAY BE

     OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THIS COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

          6.3. Notice of Proposed Transfers; Rule 144.
               --------------------------------------

            (a) Each holder of Investor Shares agrees to comply in all respects with the provisions of this Section. Prior to any proposed sale, transfer or other disposition of Investor Shares delivered pursuant hereto (except for transfers by holders to their spouse or descendants or to trusts or custodianships solely for the benefit of their spouse or descendants so long as such transferee agrees to be bound by the provisions of this Article VI, and other than under the circumstances described in subsection (b) below with respect to termination of restrictions or transfer pursuant to Rule 144(k) under the Securities Act, as amended from time to time ("Rule 144(k)") or in Section
6.4 or Section 6.15), the affected holder shall give written notice to Investor of such holder's intention to effect such sale, transfer or other disposition. Each such notice shall describe the manner and circumstances of the proposed sale, transfer or other disposition in reasonable detail, and shall be accompanied by either (i) an opinion of counsel, in form and substance reasonably acceptable to Investor, addressed to Investor, to the effect that the proposed sale, transfer or other disposition of such Investor Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter, in form and substance reasonably acceptable to Investor, from the SEC to the effect that such sale, transfer or other disposition of such Investor Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the holder of such Investor Shares shall be entitled to transfer such Investor Shares in accordance with the terms of the notice delivered by the holders to Investor; provided, however,
                                                          --------  -------
that no such notice or opinion of counsel shall be required for a transfer by will or intestate succession from any holder to his spouse or family members, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder hereunder.

            (b) Notwithstanding the foregoing, no opinion of counsel shall be required for any sale, transfer or other disposition of such Common Stock or the removal of the above legend based upon the termination of restrictions on sales of such stock pursuant to Rule 144(k), if the holder holding such shares of Common Stock shall deliver to Investor in its stead a certificate stating that such shares are (i) eligible for sale pursuant to Rule 144, as amended from time to time, under the Securities Act and representing and warranting to Investor that such sale will be made in accordance with such Rule, or (ii) eligible for termination of restrictions on sale pursuant to Rule 144(k), as amended from time to time, under the Securities Act and representing and warranting to Investor that such shares are so eligible in accordance with such Rule, in each case together with a summary of the basis for such statements, unless within fifteen days after receipt of such a certificate Investor shall reasonably determine in good faith that an opinion of counsel is required by the transfer agent to ensure compliance with the Securities Act and shall so notify such holders.

          6.4. Registration of Stock; Restriction on Sales.
               -------------------------------------------

          (a) Investor agrees to prepare and, subject to the Company and each other Holder providing the requisite information pursuant to Section 6.6, file on or before October 31, 1999 (the "Filing Date"), a registration statement (the "Registration Statement"), including a prospectus (the "Prospectus"), with the SEC under the Securities Act and satisfy such filing, registration and qualification requirements of the relevant state securities (blue sky) laws of such states as the Holders may reasonably request, covering the sale of 100,000 Investor Shares; provided that Investor will not be required to (x) qualify generally to do business in any such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction (unless Investor is already subject to service of process in such jurisdiction). Investor further agrees to use its best efforts to cause the Registration Statement and such registration and qualification to become effective as soon as practicable after filing. The Registration Statement shall be on form S-3; provided that, if such form ceases at any time to be available
                --------
to Investor, the Registration Statement shall be on such other form for the general registration of securities as Investor may deem appropriate. Investor shall furnish the Holders with an initial draft of the Registration Statement not later than 25 days prior to the Filing Date, and prior to filing such Registration Statement or any amendment or supplement thereto (other than any documents incorporated by reference therein), furnish to the Holders copies thereof.

          (b) If (but without any obligation to do so) at any time after the date hereof Investor proposes to register (including for this purpose a registration effected by Investor for stockholders other than the holders of the Investor Shares) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Investor stock plan, or a registration relating to shares to be issued in connection with the acquisition of another company, or a registration on any form that does not include substantially the same information as would be required to be included in a registration of the Investor Shares), Investor shall, at such time, promptly give each holder of Investor Shares written notice of such registration. Upon the written request of each holder of Investor Shares given within twenty (20) days after the effectiveness of such notice by Investor, Investor shall, subject to the provisions of Section 6.8, cause to be registered under the Securities Act all of the Investor Shares that each such holder of Investor Shares has requested to be registered. Notwithstanding the foregoing, Investor shall not be obligated to register the Investor Shares described in Section 6.15 unless and until the events described in Section 6.15 have occurred with respect to such shares.

          (c) Except as provided in subsections (d) and (e), at any time during the period the Registration Statement is effective, prior to any proposed sale, transfer or other disposition of any Investor Shares delivered pursuant hereto, the affected Holder shall give at least seven days' written notice to Investor of such Holder's intention to effect such sale, transfer or other disposition. Such notice shall state that such sale, transfer or other disposition is intended to be made pursuant to such Registration Statement and the Prospectus and that such Holder has a bona fide intention of making such sale, transfer or other disposition. Subject to the provisions of subsections (d) and (e) below, such Holder shall be permitted to effect such sale, transfer or other disposition without further notice to Investor during the fourteen-day period following the expiration of such seven-day period.

          (d) Notwithstanding anything contained in subsection (c), if at any time after receipt of any such notice from any Holder and prior to such sale, transfer or other disposition, Investor shall furnish to such Holder a certificate signed by its Chairman, Chief Executive Officer, President, Chief Financial Officer or General Counsel stating that in his good faith judgment it would be seriously detrimental to Investor or its shareholders for such sale, transfer or other disposition to be made at such time (including, without limitation, by reason of any disclosure which Investor may be required to make for such purpose), such Holder shall not effect such sale, transfer or other disposition except during the fourteen-day period following the expiration of the sooner of (i) a period of 90 days from the date of receipt of such written notice from such officer of Investor or (ii) the receipt of written notice from Investor stating that such Holder is permitted to effect such sale, transfer or other disposition. If prior to such 90-day period there shall no longer be any basis for such a certificate to be issued, Investor shall promptly under the circumstances notify such Holder to the effect provided in clause (ii) above. Investor shall not be entitled to defer any such Holder sales during any such fourteen-day period. Each other Holder shall also be entitled to sell, transfer or otherwise dispose of Investor Shares during any fourteen-day period referred to in this subsection if such selling Holder gives notice to Investor of such intended sale prior to the expiration of such fourteen-day period.

          (e) Notwithstanding anything contained in subsection (c) and (d), the Holders shall be permitted, without notice to Investor and free from any right of Investor to defer such sales as herein provided, to sell, transfer or otherwise dispose of Investor Shares pursuant to the Registration Statement and the Prospectus during the 60 days following the date the Registration Statement first becomes effective.

          (f) Investor will, upon delivery to it or its agent of certificates for the Investor Shares containing the legend set forth in Section 6.2 hereof by a Holder for registration of the transfer of such stock in accordance with the provisions of this Section, cause certificates without such legend representing the number of shares of Investor Shares being transferred and new certificates with such legend representing the number of remaining shares not being so transferred, if any, to be issued in exchange for such legend certificates.

          (g) To the extent that 100,000 Investor Shares have not been registered pursuant to a registration statement declared effective under the Securities Act on or before December 31, 1999 (the shortfall in the number of such Investor Shares that have not been registered being referred to herein as the "Unregistered Shares"), then the Holders may elect (which election must be unanimous) to (i) require Investor to use its reasonable efforts to cause one or more registration statements covering the Unregistered Shares to be declared effective under the Securities Act as soon as possible or (ii) require Investor to repurchase the Unregistered Shares; provided that the Company shall be in
                                       --------
compliance with its obligations under the Service Agreement and such agreement shall be in full force and effect at the time of such election. Any such repurchase shall be made at a price per share equal to the average closing price of the Common Stock as reported by the Nasdaq Market for the 30 trading days ending three days before the last business day of December 1999. The Holders shall give notice to Investor of their election (if any) on or before March 31, 2000. In the case of an election under clause (ii), Investor shall repurchase the Unregistered Shares within 30 days of its receipt of such notice.

     6.5. Registration Procedures and Expenses.  Investor agrees that after
          ------------------------------------
the filing of the Registration Statement it will:

          (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective until the Investor Shares so registered and qualified is no longer owned by any Holder or until the expiration of a period of 12 months after the Closing Date, whichever is earlier; provided that, if as result of the exercise by Investor of its rights pursuant to the first sentence of Section 6.4(d), any such fourteen-day period shall end at anytime after such 12-month period, the period during which the Registration Statement shall remain effective shall be extended to the end of such fourteen-day period;

          (b) if the Registration Statement ceases for any reason to be effective during the period referred to in clause (a), take all reasonable action to either make such Registration statement effective or to file another registration statement (which for purposes of this Agreement shall be the "Registration Statement" and the related prospectus shall be the "Prospectus") and use reasonable efforts to cause such registration statement to become effective as soon as practicable and remain effective for the period referred to in clause (a);

          (c) deliver to each Holder, as soon as it is available, a conformed copy of the Registration Statement (including any preliminary prospectus) as originally filed and of each amendment thereto (including exhibits and documents incorporated by reference therein);

          (d) furnish to each Holder selling Investor Shares so registered under the Securities Act such number of copies of the Prospectus and any amendments or supplements thereto (including all Exhibits thereto and all documents incorporated by reference therein) and the Prospectus included in such Registration Statement (including each preliminary prospectus) as the Holders may reasonably request in order to effect the offering and sale of the shares of Common Stock to be offered and sold);

          (e) pay all fees and expenses (including without limitation registration and filing fees and legal, accounting and printing fees and expenses but excluding selling fees, discounts and commissions with respect to the sale of Investor Shares and any out-of-pocket expenses of the Holders) in connection with such registration or qualification; and

          (f) if during the period that the Registration Statement is required to be kept effective, any other shares of Common Stock shall be issued in respect of the Common Stock delivered pursuant hereto (by reason of any stock split, stock dividend, reclassification, recapitalization or similar event), Investor agrees to use reasonable efforts to cause such additional shares of Common Stock to be registered pursuant to the Registration Statement or another registration statement (which other Registration Statement shall be deemed for purposes of this Agreement to be a "Registration Statement" and the related prospectus shall be a "Prospectus") and, except as provided in clauses (x), (y) and (z) of Section 6.4(a), registered or qualified under the relevant state securities laws.

     6.6. Accuracy of Information Relating to Holders.  Investor may
          -------------------------------------------
require each Holder promptly to furnish in writing to Investor such information regarding such Holder, the plan of distribution of the Investor Shares and other information as Investor may from time to time reasonably request or as may be legally required in connection with such registration.

     6.7. Certain Notifications.  During the period of effectiveness of the
          ---------------------
Registration Statement, Investor shall promptly notify each Holder of:

          (a) the effectiveness of the Registration Statement, the receipt of any comments from the SEC relating to statements set forth in the Registration Statement that relate to the Holders, and the issuance (or any threatened issuance of which Investor shall be aware) by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any amendment thereto (in which case, the Holders will not sell, transfer or otherwise dispose of any Investor Shares during the pendency of such stop order), and Investor shall take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; and

          (b) its intention to file any amendment to the Registration Statement (other than documents incorporated by reference therein) which shall amend the statements referred to in Section 6.6.

     6.8. Underwriting Requirements.  In connection with any offering
          -------------------------
involving an underwriting of shares being issued by Investor, Investor shall not be required under Section 6.4(b) to include any of the Holders' Investor Shares in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between Investor and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by Investor. If the total amount of securities, including Investor Shares, requested by stockholders to be included in an offering exceeds the amount of securities sold other than by Investor that the underwriters reasonably believe compatible with the success of the offering, then Investor shall be required to include in the offering only that number of such securities, including Investor Shares, that the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). The underwriters, pursuant to the preceding sentence, may completely exclude the Investor Shares from such underwriting if no other selling stockholders' securities are so included. Further, the Investor Shares are subject to cutback as a result of the superior and equal demand and piggy-back registration rights granted to other holders of Common Stock and securities of Investor convertible and exchangeable into Common Stock; provided however, under no circumstances shall the Investor Shares be subject to cutback with respect to the Registration Statement to be filed on or before October 31, 1999.

     If any person does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from Investor or the underwriter. Any Investor Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, Investor shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling stockholders.

     For purposes of the immediately preceding provisions concerning apportionment, in the case of any selling stockholder that is a partnership or corporation, the partners, retired partners or stockholders, as the case may be, of such Holder, or the estates and family members of any such partners and retired partners, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

     6.9. Indemnification by Investor.  Investor shall indemnify, defend
          ---------------------------
and hold harmless each Holder from and against any and all losses, claims expenses, damages and liabilities, joint or several, caused by (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if Investor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(c) any violation by Investor of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, in each case, except insofar as such losses, claims, expenses, damages or liabilities (i) are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information, relating to the Holders, the plan of distribution or any other matter furnished in writing to Investor by or on behalf of any Holder expressly for use therein and (ii) relate to any sale, transfer or other disposition that is effected at a time or in any manner that is inconsistent with the provisions of Section 6.4 or any applicable law, rule or regulation; provided that the foregoing indemnity agreement with respect to any prospectus or preliminary prospectus shall not inure to the benefit of a Holder if a copy of the most current prospectus at the time of the delivery of the Common Stock was not provided to the purchaser thereof and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability.

     6.10.  Indemnification by the Holders.  The Company and each other
            ------------------------------
Holder shall indemnify and hold harmless Investor, its officers, directors, affiliates, employees, agents and each person, if any, who controls Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Investor to the Holders, but only with reference to (i) information relating to the Company and such Holder, the plan of distribution or any other matter furnished in writing by or on behalf of the Company and such Holder expressly for use in the Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus and (ii) any sale, transfer or other disposition by the Company and such Holder that is effected at a time or in a manner that is inconsistent with the provisions of Section 6.4.

     6.11.  Conduct of Indemnification Proceedings.  In case any proceeding
            --------------------------------------
or claim (including any governmental investigation ) shall be instituted or asserted involving any person in respect of which indemnity may be sought pursuant to Section 6.9 or Section 6.10, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflict between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnified Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     6.12.  Contribution.  If the indemnification provided for in Section
            ------------
6.9 or Section 6.10 is unavailable to an Indemnified Party in respect of any losses, claims, expenses, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by Investor and each Holder from the offering of the securities and the relative fault of Investor and the Holder in connection with the statements, omissions or transactions that resulted in such losses, claims, expenses, damages or liabilities, as well as any other relevant equitable considerations (including, without limitation, the failure of any Holder to comply with the provisions of Section 6.4). The relative benefits received by Investor and each Holder shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Investor and each Holder bear to the aggregate public offering price of the securities. The relative fault of Investor and each Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and the observance of the provisions of this Agreement.

          Investor and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6.13.  Availability of Rule 144.  Notwithstanding anything contained
            ------------------------
in this Article VI to the contrary, Investor shall have no obligations pursuant to Article VI for the registration of shares of Common Stock held by any Holder
(i) where such Holder would then be entitled to sell under Rule 144 within any three-month period (or such other unitary period prescribed under Rule 144 as may be provided by amendment thereof) all of the shares of Common Stock then held by such Holder, and (ii) the number of shares of Common Stock held by such Holder is within the volume limitations under paragraph (e) of Rule 144 (calculated as if such Holder were an affiliate within the meaning of Rule 144).

     6.14.  Reports Under Exchange Act.  With a view to making available to
            --------------------------
the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of Investor to the public without registration, Investor agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of Investor under the Securities Act and the Exchange Act; and

          (c) furnish to the Holders, so long as they own any Investor Shares, forthwith upon request (i) a written statement by Investor that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, and (ii) a copy of the most recent annual or quarterly report of Investor and such other reports and documents so filed by Investor.

     6.15.  Additional Investor Shares Subject to Registration Rights.
            ---------------------------------------------------------
Investor agrees that, if requested by the Holders thereof, Investor will prepare and, subject to the Holders providing the requisite information pursuant to
Section 6.6, file a Registration Statement with the SEC under the Securities Act and satisfy such filing, registration and qualification requirements of the relevant state securities (blue sky) laws of such states as the Holders may reasonably request, covering the sale of the remaining 100,000 Investor Shares (collectively, the "Remaining Shares"), in the amounts specified below and with respect to the occurrence of the following events:

          (a) 25,000 shares upon Limited's recognition of an aggregate cumulative amount of US$10,000,000 in revenue from third parties arising from the provision of services by the Company pursuant to the Service Agreement;

          (b) 25,000 shares upon Limited's recognition of an aggregate cumulative amount of US$20,000,000 in revenue from third parties arising from the provision of services by the Company pursuant to the Service Agreement;

          (c) 25,000 shares upon Limited's recognition of an aggregate cumulative amount of US$30,000,000 in revenue from third parties arising from the provision of services by the Company pursuant to the Service Agreement; and

          (d) 25,000 shares upon Limited's recognition of an aggregate cumulative amount of US$40,000,000 in revenue from third parties arising from the provision of services by the Company pursuant to the Service Agreement.

Investor will cause to be delivered to the Holders a certificate from Limited within 45 days after each fiscal quarter of Limited, certifying the cumulative amount of revenue actually received by Limited through the end of such quarter from third parties arising from the provision of services by the Company to Investor pursuant to the Service Agreement. The additional rights provided to the Holders pursuant to this Section 6.15 shall (i) terminate upon the termination or expiration of the Service Agreement (whichever occurs first) and
(ii) be subject to all Holders' obligations, and all conditions and limitations applicable to the registration of the Investor Shares, as provided in Sections
6.4 through 6.14 hereof.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     7.1. Binding Agreement; Assignment.  All the terms and provisions of
          -----------------------------
this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, legal representatives, successors and assigns. This Agreement may not be assigned by a party without the prior written consent of the other parties hereto.

     7.2. Law To Govern.  Except as to matters governing the issuance of the
          -------------
Purchased Interest (which matters shall be governed by the internal laws of the State of Delaware), this Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, in each case without regard to principles of conflict of laws. In the case of any dispute or litigation arising out of, related to, or regarding the validity of, this Agreement, the parties agree to submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York sitting in Manhattan and the nonexclusive jurisdiction of the New York Supreme Court for New York County sitting in Manhattan, and to waive all objections to venue therein.

     7.3. Notices.  All notices shall be in writing and shall be deemed to
          -------
have been duly given if delivered personally, sent by facsimile or three days after being deposited in the mail if mailed via registered or certified mail, return receipt requested, postage prepaid to the other party hereto at the following addresses:

          (a)  if to the Company, to:

               Timothy J. McIntyre
               1735 York Avenue
               Apt. 35C
               New York, NY 10128

               with a copy to:

               Bruno W. Tabis, Jr., Esq.
               Schwartz & Freeman
               401 North Michigan Avenue
               Suite 1900
               Chicago IL 60611
               Telecopier: (312) 222-0818

          (b)  if to Investor, to:

               Mediconsult.com, Inc.
               1330 Avenue of the Americas
               New York, New York  10019
               Attention: E. Michael Ingram, General Counsel and Chief Financial Officer
               Telecopier:  (212) 841-7310

               with a copy to:

               Kelly Vance, Esq.
               Howard, Smith & Levin LLP
               1330 Avenue of the Americas
               New York, New York  10019
               Telecopier:  (212) 841-1010

or to such other address as any such party may designate in writing in accordance with this Section.

     7.4. Fees and Expenses.  Each of the parties shall pay its own fees
          -----------------
and expenses with respect to the transactions contemplated hereby.

     7.5. Entire Agreement.  This Agreement sets forth the entire
          ----------------
understanding of the parties hereto in respect of the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

     7.6. Waivers.  Any failure by any party to this Agreement to comply
          -------
with any of its obligations hereunder may be waived by the Company in the case of a default by Investor and by Investor in case of a default by the Company. No waiver shall be effective unless in writing and signed by the party granting such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     7.7. No Third-Party Beneficiaries.  Except to the extent Article VI
          ----------------------------
provides certain registration rights to Holders, nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of this Agreement or any documents executed in connection with this Agreement.

     7.8. Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

     7.9. Headings.  The Section and paragraph headings contained herein
          --------
are for the purposes of convenience only and are not intended to define or limit the contents of said Sections and paragraphs.

    7.10.  Legal and Tax Advice.  Each of the parties hereto covenants,
           --------------------
agrees and acknowledges that each of them was fully and plainly instructed to seek and obtain independent legal and tax advice regarding the terms and conditions and execution of this Agreement and each of them has sought and obtained such legal and tax advice and acknowledges that each has executed this Agreement voluntarily understanding the nature and effect of this Agreement after receiving such advice.

    7.11.  Interpretation.  The following rules of interpretation apply to
           --------------
this Agreement:

          (a) All references in this Agreement to "Sections" and other subdivisions, unless otherwise expressly stated, are to the designated Sections and other subdivisions of this Agreement .

          (b) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement and not to any particular Section or other subdivision.

          (c) All references to "including" in this Agreement will mean including without limitation and all references to "or" will not be exclusive.

          (d) A reference to a law in this Agreement includes any amendment or modification to such law and any rules or regulations issued thereunder as of the time such reference is made.

          (e) A reference to an entity in this Agreement includes its successors and permitted assigns (if any).

          (f) The singular includes the plural and vice versa; and the masculine, feminine and neuter terms include each of the other forms.

    7.12.     Effective Date.  The parties have executed this Agreement on
              --------------
August 20, 1999, to take effect on September 7, 1999. Except for this Section 7.12, no other provision of this Agreement shall be effective until September 7, 1999.

     IN WITNESS WHEREOF the parties have executed this Agreement as described in
Section 7.12.


                                          Investor:

                                                          MEDICONSULT.COM, INC.,
                                                          a Delaware corporation


                                                          By: /s/ E. Michael Ingram
                                                             -------------------------
                                                          E. Michael Ingram
                                                          Chief Financial Officer and General Counsel

                                          Company:

                                                          PHARMA MARKETING, LLC,
                                                          a Delaware limited liability company


                                                          By: /s/ Timothy J. McIntyre
                                                             -------------------------
                                                          Timothy J. McIntyre, President


                       [Membership Investment Agreement]